UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 14, 2026

TECOGEN INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-36103	04-3536131
(Commission File Number)	(IRS Employer Identification No.)

76 Treble Cove Road, Building 1
North Billerica, Massachusetts 01862
(Address of Principal Executive Offices and Zip Code)

(781) 466-6400
(Registrant's telephone number, including area code)

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.001 par value per share	TGEN	NYSE American, LLC
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Section 8 - Other Events

Item 8.01. Other Events.

On October 14, 2026, Tecogen Inc., a Delaware corporation (the “Company”), issued the attached press release regarding a customer testimonial from Cloudsmart, Inc., a Cloud and AI data center in Connecticut. The press release describes Cloudsmart’s use of the Company’s InVerde cogeneration system at Cloudsmart’s data center to reduce energy costs. The press release highlights Cloudsmart’s satisfaction with the service provided by the Company and the performance of the Company’s cogeneration equipment in a demanding data center environment.

The Company’s press release dated October 14, 2026, and Cloudsmart’s customer testimonial are attached hereto as Exhibits 99.1 and 99.2.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

Exhibit No. Exhibit Description

99.1    Tecogen Inc. Press Release dated October 14, 2026

99.2    Cloudsmart, Inc. Customer Testimonial

Filed herewith
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TECOGEN INC.

By: /s/ Abinand Rangesh
October 14, 2026	Abinand Rangesh, Chief Executive Officer
Principal Executive Officer